UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 31, 2022

METROPOLITAN BANK HOLDING CORP.
(Exact name of the registrant as specified in its charter)

New York	001-38282	13-4042724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

99 Park Avenue
New York, New York	10016
(Address of principal executive offices)	(Zip Code)

(212) 659-0600
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 31, 2022, the stockholders of Metropolitan Bank Holding Corp. (the “Company”) approved the Metropolitan Bank Holding Corp. 2022 Equity Incentive Plan (the “Equity Plan”).  A description of the material terms of the Equity Plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders of the Company held on May 31, 2022, which was filed with the Securities and Exchange Commission on April 20, 2022. A copy of the Equity Plan is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Securities Holders

The Annual Meeting of Stockholders of the Company was held on May 31, 2022.  The matters listed below were submitted to a vote of the stockholders.  The results of the stockholder vote are as follows:

1.	The election of five directors of the Company, to serve for the terms indicated below and until their successors are elected and qualified.

Two-Year Term	For	Withhold	Broker Non-Votes
Katrina Robinson	7,711,407	434,699	1,337,583
Three-Year Term	For	Withhold	Broker Non-Votes
Dale C. Fredston	5,877,649	2,268,457	1,337,583
David J. Gold	5,965,205	2,180,901	1,337,583
Terence J. Mitchell	5,966,204	2,179,902	1,337,583
Chaya Pamula	7,709,994	436,112	1,337,583

2.	The approval of the Metropolitan Bank Holding Corp. 2022 Equity Incentive Plan.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
7,851,043	290,984	4,079	1,337,583

3.	The ratification of the appointment of Crowe LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2022.

Shares Voted For	Shares Voted Against	Abstentions
9,457,743	19,845	6,101

Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.	Not Applicable.
(b)	Pro Forma Financial Information.	Not Applicable.
(c)	Shell Company Transactions.	Not Applicable.
(d)	Exhibits
10.1
Metropolitan Bank Holding Corp. 2022 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 20, 2022 (File No. 001-38282))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

METROPOLITAN BANK HOLDING CORP.

Dated: May 31, 2022	By:	/s/ Mark R. DeFazio
Mark R. DeFazio
President and Chief Executive Officer